                                                                    Exhibit 99.1

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------

In re:
                                        DEBTOR IN POSSESSION INTERIM STATEMENT
OUTSOURCE INTERNATIONAL, INC.
                                        Statement Number:          2
                     Debtor.
                                        For the Period FROM: July 30, 2001
Chapter 11 Case No.: LA 01-28173-BB                    TO:   August 26, 2001


         Annexed hereto is Interim Statement Number 2 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors").

         Additionally, due to the sheer volume of the Debtor's check registers (approximately 2,000 pages), and in the interest of environmental economy, the check registers will be submitted electronically under separate cover. Debtors further advise that the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

OUTSOURCE INTERNATIONAL
Cash Collections / Disbursements Summary

                            Post-Petition     LA 01-28160 BB   LA 01-28173 BB    LA 01-28179 BB   LA 01-28185 BB    LA 01-28191 BB
                              07/30-8/26                          OUTSOURCE        OUTSOURCE          CAPITAL          OUTSOURCE
                                               SYNADYNE III     INTERNATIONAL,    FRANCHISING,       STAFFING        INTERNATIONAL
                                                    INC.             INC.             INC.          FUND, INC.      OF AMERICA, INC.
                            -------------      --------------   ---------------  --------------   --------------    ----------------
Cash Collections
  Opening Cash Balance
    Per Bank                 2,700,061.15
  Less: Outstanding
    A/P Checks                (632,246.06)


  Adjusted Opening           ------------       ------------       --------        ----------        ---------        ------------
    Cash Balance             2,067,815.09         446,357.87             --         32,695.05         2,067.82          377,095.08

  Plus:  Available
    Lockbox Receipts
    Chicago
    Los Angeles
    Atlanta

  Total Available           -------------       ------------       --------        ----------        ---------        ------------
    LockBox Receipts        16,421,886.88       4,269,690.59             --        147,796.98        16,421.89        2,512,548.69

  Plus:  Non A/R
    Cash Receipts              120,815.00          31,411.90             --          1,087.34           120.82           18,484.70

                            -------------       ------------       --------        ----------        ---------        ------------
  Total Cash Available      18,610,516.97       4,747,460.36             --        181,579.37        18,610.52        2,908,128.47


Cash Disbursements/(Voids)

  Advertising (newspaper
    recruiting)                 40,279.58          10,472.69             --            362.52            40.28            6,162.78
  Auto Maintenance                     --                 --             --                --               --                  --
  Bank Fees                      8,444.05           2,195.45             --             76.00             8.44            1,291.94
  Benefits (insurance)           5,534.00           1,438.84             --             49.81             5.53              846.70
  Board of Directors            15,000.00           3,900.00             --            135.00            15.00            2,295.00

                                                    LA 01-28197 BB         LA 01-28201 BB
                                                       GUARDIAN               GUARDIAN
                                                       EMPLOYER               EMPLOYER
                                                      WEST, LLC               EAST, LLC
                                                    --------------         --------------
Cash Collections
     Opening Cash Balance Per Bank
     Less: Outstanding A/P Checks
                                                     ------------          ------------
     Adjusted Opening Cash Balance                     892,153.39            317,445.89


     Plus:  Available Lockbox Receipts
         Chicago
         Los Angeles
         Atlanta
                                                     ------------          ------------
     Total Available LockBox Receipts                6,897,192.49          2,578,236.24

     Plus:  Non A/R Cash Receipts                       50,742.30             18,967.96

                                                     ------------          ------------
     Total Cash Available                            7,840,088.18          2,914,650.09

Cash Disbursements/(Voids)
         Advertising (newspaper recruiting)             16,917.42              6,323.89
         Auto Maintenance                                      --                    --
         Bank Fees                                       3,546.50              1,325.72
         Benefits (insurance)                            2,324.28                868.84
         Board of Directors                              6,300.00              2,355.00


                                                          LA 01-    LA 01-
                      Post-Petition                      28173 BB  28179 BB                LA 01-
                       07/30-8/26                          OUT-      OUT-      LA 01-     28191 BB         LA 01-      LA 01-
                                           LA 01          SOURCE    SOURCE    28185 BB   OUTSOURCE       28197 BB     28201 BB
                                         28160 BB        INTERNA-   FRAN-     CAPITAL      INTER-        GUARDIAN     GUARDIAN
                                       SYNADYNE III       TIONAL,  CHISING,   STAFFING   NATIONAL OF     EMPLOYER     EMPLOYER
                                           INC.            INC.      INC.     FUND, INC. AMERICA, INC.   WEST, LLC    EAST, LLC
                      --------------   ------------       ------  ----------  ---------  ------------  ------------  ------------
Business License           5,304.33        1,379.13         --       47.74        5.30         811.56       2,227.82         832.78
Capital Expense              290.37           75.50         --        2.61        0.29          44.43         121.96          45.59
Capital Leases           108,860.56       28,303.75         --      979.75      108.86      16,655.67      45,721.44      17,091.11
CIT - Adequate
 Protection Payment              --              --         --          --          --             --             --             --
Core Payroll             782,800.59      203,528.15         --    7,045.21      782.80     119,768.49     328,776.25     122,899.69
CitiBank Credit
 Card Payment             33,000.00        8,580.00         --      297.00       33.00       5,049.00      13,860.00       5,181.00
CSF Payroll &
 Payroll Tax             532,366.55      138,415.30         --    4,791.30      532.37      81,452.08     223,593.95      83,581.55
Deposits - Various
 Vendors                   4,366.00        1,135.16         --       39.29        4.37         668.00       1,833.72         685.46
Equipment                    229.91           59.78         --        2.07        0.23          35.18          96.56          36.10
Expense Reports          170,630.98       44,364.05         --    1,535.68      170.63      26,106.54      71,665.01      26,789.06
Flex Spending Acct         3,716.71          966.34         --       33.45        3.72         568.66       1,561.02         583.52
FTB ACH Account           (4,333.86)      (1,126.80)        --      (39.00)      (4.33)       (663.08)     (1,820.22)       (680.42)
Garnishments              54,122.17       14,071.76         --      487.10       54.12       8,280.69      22,731.31       8,497.18
Insurance                 56,541.59       14,700.81         --      508.87       56.54       8,650.86      23,747.47       8,877.03
IT                        53,252.89       13,845.75         --      479.28       53.25       8,147.69      22,366.21       8,360.70
Cash Collateral
 for Letter of Credit    378,158.00       98,321.08         --    3,403.42      378.16      57,858.17     158,826.36      59,370.81
Labor Supplies             1,875.07          487.52         --       16.88        1.88         286.89         787.53         294.39
Maintenance               23,931.09        6,222.08         --      215.38       23.93       3,661.46      10,051.06       3,757.18
Misc Vendor Prepaid              --              --         --          --          --             --             --             --
Misc Expenses             71,633.51       18,624.71         --      644.70       71.63      10,959.93      30,086.07      11,246.46
Office Supplies COD       89,127.95       23,173.27         --      802.15       89.13      13,636.58      37,433.74      13,993.09
Operating Leases          29,503.57        7,670.93         --      265.53       29.50       4,514.05      12,391.50       4,632.06
Outside Labor              7,980.00        2,074.80         --       71.82        7.98       1,220.94       3,351.60       1,252.86
Payroll Taxes                    --              --         --          --          --             --             --             --
Postage                   35,150.43        9,139.11         --      316.35       35.15       5,378.02      14,763.18       5,518.62
Prof. Fees               355,294.36       92,376.53         --    3,197.65      355.29      54,360.04     149,223.63      55,781.21
Recruiting                   662.55          172.26         --        5.96        0.66         101.37         278.27         104.02
Refund                    15,555.93        4,044.54         --      140.00       15.56       2,380.06       6,533.49       2,442.28
Rent Deposit                     --              --         --          --          --             --             --             --
Rent                     400,003.86      104,001.00         --    3,600.03      400.00      61,200.59     168,001.62      62,800.61
Taxes (NonPayroll)        10,501.05        2,730.27         --       94.51       10.50       1,606.66       4,410.44       1,648.66
Service Payroll
 (Including Taxes)    13,093,004.95    3,404,181.29         --  117,837.04   13,093.00   2,003,229.76   5,499,062.08   2,055,601.78
Third Party Billing
 (Staffing)               33,339.64        8,668.31         --      300.06       33.34       5,100.96      14,002.65       5,234.32
Transportation            80,776.34       21,001.85         --      726.99       80.78      12,358.78      33,926.06      12,681.89
Travel Advance                   --              --         --          --          --             --             --             --

Unemployment Taxes               --              --         --          --          --             --             --             --
Utilities                137,579.77       35,770.74         --    1,238.22      137.58      21,049.70      57,783.50      21,600.02
Utility Deposits          11,021.76        2,865.66         --       99.20       11.02       1,686.33       4,629.14       1,730.42
Workmans Comp            484,277.20      125,912.07         --    4,358.49      484.28      74,094.41     203,396.42      76,031.52
                     --------------    ------------     ------  ----------   ---------   ------------   ------------   ------------
 Total Disbursements $17,129,783.45    4,453,743.70         --  154,168.05   17,129.78   2,620,856.87   7,194,509.05   2,689,376.00
                     --------------    ------------     ------  ----------   ---------   ------------   ------------   ------------

Closing Available
 Balance             $ 1,480,733.52      293,716.66         --   27,411.32    1,480.74     287,271.60     645,579.13     225,274.08

Outstanding
 A/P Checks              537,140.59      139,656.55         --    4,834.27      537.14      82,182.51     225,599.05      84,331.07

                     --------------    ------------     ------  ----------   ---------   ------------   ------------   ------------
Ending Bank Balance  $ 2,017,874.11      433,373.22         --   32,245.58    2,017.88     369,454.11     871,178.18     309,605.16

Unavailable
 LockBox Receipts      1,020,186.00      265,248.36         --    9,181.67    1,020.19     156,088.46     428,478.12     160,169.20

                     --------------    ------------     ------  ----------   ---------   ------------   ------------   ------------
Total Cash             2,500,919.52      558,965.02         --   36,592.99    2,500.92     443,360.06   1,074,057.25     385,443.29
                     ==============    ============     ======  ==========   =========   ============   ============   ============

Total Cash                35,750.00        8,000.00     250.00    1,250.00    1,250.00       7,500.00      10,000.00       7,500.00
                     ==============    ============     ======  ==========   =========   ============   ============   ============

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 2
                                              FROM: 7/30/2001        PAGE 1 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 8/26/2001

                                                                                  (NEW)                (NEW)
                                                                            Medical Insurance
                                                                       H(a)       Funding         Accounts Payable    Concentration
                                                                       H(a)   Bank of America     Bank of America    Bank of America
                                                                       H(a)     1233436147          1233736075         1233820507
                                                                       H(a)    Concord, CA          Concord, CA        Concord, CA
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $         --        $   8,145.26
    A.1 Plus Total Receipts per all Prior Interim Statements                            --                  --                  --
     B. Less Total Disbursements per all Prior Statements                               --                  --                  --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                           --                  --           (8,145.26)
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $         --        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                                     --                  --                  --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $         --        $         --

     F.  Less:  Disbursements during Current Period                             (51,000.00)                 --                  --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $ (51,000.00)                 --        $         --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                 51,000.00                  --                  --
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $         --        $         --        $         --
                                                                              ------------        ------------        ------------

                                                                                                   (NEW)
                                                              Payroll           Payroll        Core/Operating         LockBox
                                                          Bank of America   Bank of America   Bank of America    Bank of America LA
                                                            1233633997        1233833996        1233136172          1233334412
                                                            Concord, CA       Concord, CA       Concord, CA         Concord, CA
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $        --    $    873,394.62       $       --        $   439,649.41
    A.1 Plus Total Receipts per
        all Prior Interim Statements                                 --           7,468.11               --          7,408,959.94
     B. Less Total Disbursements per
         all Prior Statements                                        --      (4,209,216.57)              --           (432,627.32)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                 39,000.00       3,656,969.44                          (7,247,823.62)
                                                            -----------    ---------------       ----------        --------------
     C. Beginning Balance per Schedule B.2                  $ 39,000.00    $    328,615.60       $       --        $   168,158.41
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                  --                 --       $       --          4,408,296.18
                                                            -----------    ---------------       ----------        --------------
     E.  Balance Available (C.2 plus D)                     $ 39,000.00    $    328,615.60       $       --        $ 4,576,454.59

     F.  Less:  Disbursements during Current Period          (81,253.35)     (2,968,562.84)              --             (6,082.80)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       ----------        --------------
 F.1     Net position (E minus F)                           $(42,253.35)   $ (2,639,947.24)      $       --        $ 4,570,371.79
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                              54,672.62       3,031,540.47         3,716.71         (4,362,644.46)
                                                            -----------    ---------------       ----------        --------------
     G.  Ending Balance                                     $ 12,419.27    $    391,593.23       $ 3,716.71        $   207,727.33
                                                            -----------    ---------------       ----------        --------------

         I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


         I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.
                                                          /s/ Carolyn H. Noonan
         Dated: 9/14/01                                   ----------------------
              ------------------------                     DEBTOR IN POSSESSION

                       OFFICE OF THE UNITED STATES TRUSTEE

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 2
                                         FROM: 7/30/2001             PAGE 2 OF 5
                                           TO: 8/26/2001

                                                         LockBox         LockBox        Operating      Operating        Accounts
                                                         Bank of         Bank of         Account        Account          Payable
                                                       America CH        America      Citizens Bank   Citizens Bank   Citizens Bank
                                                       8188312934      3751598703       3303116816      3300167983     3399000024
                                                       Concord, CA     Concord, CA    Manchester, NH  Manchester, NH  Manchester, NH
                                                    ---------------   --------------  --------------  --------------  --------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001   $    578,151.07   $   406,541.74  $       100.00   $ 19,634.73     $        --
    A.1 Plus Total Receipts per all Prior
           Interim Statements                         11,835,117.76     7,958,121.89    2,845,656.49            --              --
     B. Less Total Disbursements per all
           Prior Statements                             (592,121.60)   (1,710,642.85)  (5,202,566.57)    (3,258.67)      (1,606.20)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                        (11,417,738.79)   (6,432,507.09)   5,056,871.23    (16,376.06)       1,606.20

                                                    ---------------   --------------  --------------   -----------     -----------
     C. Beginning Balance per Schedule B.2          $    403,408.44   $   221,513.69  $ 2,700,061.15   $        --     $        --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                    7,712,449.57     4,669,038.40      120,815.00            --              --
                                                    ---------------   --------------  --------------   -----------     -----------
     E.  Balance Available (C.2 plus D)             $  8,115,858.01   $ 4,890,552.09  $ 2,820,876.15   $        --     $        --

     F.  Less:  Disbursements during Current
           Period                                         (4,705.36)              --   (1,421,226.18)           --              --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available on enclosed CD.
                                                    ---------------   --------------  --------------   -----------     -----------
 F.1     Net position (E minus F)                   $  8,111,152.65   $ 4,890,552.09  $ 1,399,649.97   $        --     $        --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                      (7,519,806.07)   (4,669,440.00)     618,223.62            --              --
                                                    ---------------   --------------  --------------   -----------     -----------
     G.  Ending Balance                             $    591,346.58   $   221,112.09  $ 2,017,873.59   $        --     $        --
                                                    ---------------   --------------  --------------   -----------     -----------

                                                         Accounts Payable        Accounts Payable            Concentration
                                                           Citizens Bank           Citizens Bank            First Star Bank
                                                            3303116832              3399000148                 823213004
                                                          Manchester, NH          Manchester, NH            Cincinnati, OH
                                                         ---------------         ----------------           ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001         $      100.00          $             --           $    970,445.44
    A.1 Plus Total Receipts per
        all Prior Interim Statements                                 --                        --                        --
     B. Less Total Disbursements per
         all Prior Statements                               (438,027.23)            (1,161,859.95)                       --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                437,927.23              1,161,859.95                 84,873.91
                                                          -------------          ----------------           ---------------
     C. Beginning Balance per Schedule B.2                $          --          $             --           $  1,055,319.35
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                  --                        --                        --
                                                          -------------          ----------------           ---------------
     E.  Balance Available (C.2 plus D)                   $          --          $             --           $  1,055,319.35

     F.  Less:  Disbursements during Current Period         (191,543.73)            (1,912,865.17)                       --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                          -------------          ----------------           ---------------
 F.1     Net position (E minus F)                         $ (191,543.73)         $  (1,912,865.17)          $  1,055,319.35
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                             191,543.73              1,912,865.17               (490,965.61)
                                                          -------------          ----------------           ---------------
     G.  Ending Balance                                   $          --          $             --           $    564,353.74
                                                          -------------          ----------------           ---------------

                       OFFICE OF THE UNITED STATES TRUSTEE

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 2
                                         FROM: 7/30/2001             PAGE 3 OF 5
                                           TO: 8/26/2001

                                                                                                     Concentration       Payroll
                                                                                    Payroll              First            First
                                                                                First Star Bank     Tennessee Bank   Tennessee Bank
                                                                                  823213012            100080412        100196519
                                                                                Cincinnati, OH        Memphis, TN      Memphis, TN
                                                                               ----------------     --------------   --------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                               $           --      $   113,699.48   $           --
    A.1 Plus Total Receipts per all Prior Interim Statements                                --                  --               --
     B. Less Total Disbursements per all Prior Statements                        (6,922,230.68)          (1,683.92)     (821,691.41)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                     6,922,230.68          (58,022.02)      821,691.41
                                                                                --------------      --------------   --------------
     C. Beginning Balance per Schedule B.2                                      $           --      $    53,993.54   $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                                         --                  --               --
                                                                                --------------      --------------   --------------
     E.  Balance Available (C.2 plus D)                                         $           --      $    53,993.54   $           --

    F.  Less:  Disbursements during Current Period                               (4,593,068.49)                 --      (554,354.36)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                --------------      --------------   --------------
 F.1     Net position (E minus F)                                               $(4,593,068.49)     $    53,993.54   $  (554,354.36)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                  4,593,068.49           65,493.24       554,354.36
                                                                                --------------      --------------   --------------
     G.  Ending Balance                                                         $           --      $   119,486.78   $           --
                                                                                --------------      --------------   --------------

                                                                                   Payroll        ACH Payroll      Concentration
                                                                                    First            First           First Union
                                                                               Tennessee Bank   Tennessee Bank      National Bank
                                                                                  100380734        101829397        2080000373357
                                                                                 Memphis, TN      Memphis, TN    Deerfield Beach, FL
                                                                               --------------   --------------   -------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                                   $  893.68     $         --       $   411,097.54
    A.1 Plus Total Receipts per all Prior Interim Statements                               --               --                 --
     B. Less Total Disbursements per all Prior Statements                              (16.00)              --           (43,041.43)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                         (877.68)                            (9,998.78)
                                                                                    ---------     ------------       --------------
     C. Beginning Balance per Schedule B.2                                          $      --     $         --       $   358,057.33
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                                        --               --                   --
                                                                                    ---------     ------------       --------------
     E.  Balance Available (C.2 plus D)                                             $      --     $         --       $   358,057.33

     F.  Less:  Disbursements during Current Period                                        --      (591,698.80)           (9,422.14)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                    ---------     ------------       --------------
 F.1     Net position (E minus F)                                                   $      --     $(591,698.80)      $   348,635.19
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                           --       650,000.00          (121,357.70)
                                                                                    ---------     ------------       --------------
     G.  Ending Balance                                                             $      --     $  58,301.20       $   227,277.49
                                                                                    ---------     ------------       --------------

                                                                                              Payroll
                                                                                            First Union
                                                                                           National Bank
                                                                                           2079940007435
                                                                                        Deerfield Beach, FL
                                                                                        -------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                                         $           --
    A.1 Plus Total Receipts per all Prior Interim Statements                                          --
     B. Less Total Disbursements per all Prior Statements                                  (2,350,244.35)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                               2,350,244.35
                                                                                          --------------
     C. Beginning Balance per Schedule B.2                                                $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                                                   --
                                                                                          --------------
     E.  Balance Available (C.2 plus D)                                                   $           --

     F.  Less:  Disbursements during Current Period                                         1,420,407.65
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                          --------------
 F.1     Net position (E minus F)                                                         $(1,420,407.65)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                            1,420,407.65
                                                                                          --------------
     G.  Ending Balance                                                                   $           --
                                                                                          --------------

                       OFFICE OF THE UNITED STATES TRUSTEE

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 2
                                         FROM: 7/30/2001             PAGE 4 OF 5
                                           TO: 8/26/2001

                                                          Payroll           Concentration       Payroll          Payroll
                                                        First Union           Michigan         Michigan         Michigan
                                                        National Bank       National Bank    National Bank    National Bank
                                                       207009940011586       5961844940       2770710164       2770710420
                                                     Deerfield Beach, FL    Livonia, MI       Livonia, MI      Livonia, MI
                                                     -------------------   --------------    --------------   -------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001     $           --        $  66,832.08     $       1.00     $      1.00
    A.1 Plus Total Receipts per all Prior
           Interim Statements                                     --              763.89               --              --
     B. Less Total Disbursements per all
           Prior Statements                            (1,015,181.33)          (2,122.25)     (479,051.73)      (2,495.04)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                           1,015,181.33           82,155.03       479,051.73        2,494.04
                                                      --------------        ------------     ------------     -----------

     C. Beginning Balance per Schedule B.2            $           --        $ 147,628.75     $       1.00     $        --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                               --                  --               --              --
                                                      --------------        ------------     ------------     -----------
     E.  Balance Available (C.2 plus D)               $           --        $ 147,628.75     $       1.00     $        --

     F.  Less:  Disbursements during Current Period      (572,478.29)          (3,455.41)     (354,540.83)             --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available on enclosed CD.
                                                      --------------        ------------     ------------     ------------
 F.1     Net position (E minus F)                     $  (572,478.29)       $ 144,173.34     $(354,539.83)    $         --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                          572,478.29          (25,523.25)      354,540.83               --
                                                      --------------        ------------     ------------     ------------
     G.  Ending Balance                               $           --        $ 118,650.09     $       1.00     $         --
                                                      --------------        ------------     ------------     ------------


                                                             Payroll Taxes        Concentration         Payroll
                                                              Michigan             Norwest Bank       Norwest Bank
                                                             National Bank          5058061791         8012703781
                                                              6856302242             Colorado           Colorado
                                                              Livonia, MI           Springs, CO        Springs, CO
                                                             --------------       --------------      --------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001            $   697,524.99       $   154,708.76      $           --
    A.1 Plus Total Receipts per all Prior
           Interim Statements                                            --                   --                  --
     B. Less Total Disbursements per all
           Prior Statements                                   (2,634,958.85)           (7,795.12)        (145,441.88)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                  2,275,000.00           (49,585.21)         145,441.88
                                                             --------------       --------------      --------------

     C. Beginning Balance per Schedule B.2                   $   337,566.14       $    97,328.43      $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                      --                --                     --
                                                             --------------       --------------      --------------
     E.  Balance Available (C.2 plus D)                      $   337,566.14       $    97,328.43      $           --

     F.  Less:  Disbursements during Current Period           (2,826,284.84)           (3,452.77)        (100,478.12)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available on enclosed CD.
                                                             --------------       --------------      --------------
 F.1     Net position (E minus F)                            $(2,488,718.70)      $    93,875.66      $  (100,478.12)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                               2,585,875.94              (595.20)         100,478.12
                                                             --------------       --------------      --------------
     G.  Ending Balance                                      $    97,157.24       $    93,280.46      $           --
                                                             --------------       --------------      --------------

                       OFFICE OF THE UNITED STATES TRUSTEE

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 2
                                         FROM: 7/30/2001             PAGE 5 OF 5
                                           TO: 8/26/2001


                                                         Payroll                   Totals
                                                       Norwest Bank
                                                        8012703799
                                                    Colorado Springs, CO
                                                    --------------------        ---------------
         CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001     $            --           $  4,740,920.80
    A.1 Plus Total Receipts per all Prior
           Interim Statements                                      --             30,056,088.08
     B. Less Total Disbursements per all
           Prior Statements                               (708,476.10)           (28,886,357.05)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                              708,476.10                        --
                                                      ---------------           ---------------
     C. Beginning Balance per Schedule B.2            $            --           $  5,910,651.83
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                --             16,910,599.15
                                                      ---------------           ---------------
     E.  Balance Available (C.2 plus D)               $            --           $ 22,821,250.98

     F.  Less:  Disbursements during Current Period       (430,073.05)           (18,096,954.18)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available on enclosed CD.
                                                      ---------------           ---------------
 F.1     Net position (E minus F)                     $   (430,073.05)          $  4,724,296.80
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                           430,073.05                        --
                                                      ---------------           ---------------
     G.  Ending Balance                               $            --           $  4,724,296.80
                                                      ---------------           ---------------

                       OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
IN RE:  OUTSOURCE INTERNATIONAL, INC.                                           DEBTOR IN POSSESSION OPERATING REPORT
                        DEBTOR
                                                                                CONSOLIDATED                   1
                                                                                                                        PAGE 1 OF 3
CHAPTER 11 CASE NO:     LA 01-28173-BB                                          FOR THE PERIOD FROM:   7/30/2001
                                                                                                 TO:   8/26/2001
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED


1.  PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
     A.  RELATED TO BUSINESS OPERATIONS:
          GROSS SALES                                                            $ 18,375,668
           LESS:  SALES RETURNS & DISCOUNTS                                           (78,742)
                                                                                 ------------
                   NET SALES                                                                         $ 18,296,927
           LESS:  COST OF GOODS SOLD:                                                                  14,584,105
                                                                                                     ------------
               GROSS PROFIT                                                                                           $ 3,712,821
               OTHER OPERATING REVENUES                                                                                        --
           LESS: OPERATING EXPENSES                                                                                            --
           OFFICER COMPENSATION                                                        89,155
           SALARIES AND WAGES--OTHER EMPLOYEES                                      1,749,505
                                                                                  -----------
                TOTAL SALARIES AND WAGES                                                                1,838,660
                EMPLOYEE BENEFITS AND PENSIONS                                                             98,912

           PAYROLL TAXES                                                              142,418
           REAL ESTATE TAXES                                                            4,020
           FEDERAL AND STATE INCOME TAXES                                              13,500
                                                                                  -----------
                  TOTAL TAXES                                                                             159,938
           RENT AND LEASE EXP. (REAL PROPERTY AND PERSONAL PROPERTY)                  261,884
           INTEREST EXPENSE (MORTGAGE, LOAN, ETC)                                     421,833
           INSURANCE                                                                   27,266
           AUTOMOBILE EXPENSE                                                          79,493
           UTILITIES (GAS, ELECTRIC, WATER, TELEPHONE, ETC.)                          202,446
           DEPRECIATION AND AMORTIZATION                                              446,462
           REPAIRS AND MAINTENANCE                                                     20,887
           ADVERTISING                                                                 12,422
           SUPPLIES, OFFICE EXPENSES, PHOTOCOPIES, ETC.                               131,776
           BAD DEBTS                                                                   11,452
           Misc Op Exp (T&E,relo,rep,meet,recruit,bank/collect fees,lic/tax)          261,296
                                                                                      -------
                 TOTAL OPERATING EXPENSES                                                               1,877,216
                                                                                                        ---------
                     NET GAIN/LOSS FROM BUSINESS OPERATIONS                                                              (261,905)
     B.  NOT RELATED TO BUSINESS OPERATIONS:
              INCOME:
                  INTEREST INCOME                                                       8,014
                  OTHER NON-OPERATING REVENUES (LAWSUIT SETTLEMENT PAID)              (66,066)
                  GROSS PROCEEDS ON SALE OF ASSETS
                  LESS:  ORIGINAL COST OF ASSETS PLUS EXPENSES OF SALE
                       NET GAIN/LOSS ON SALE OF ASSETS                                  4,900
                                                                                      -------
                  TOTAL NON-OPERATING INCOME                                                              (53,152)
              EXPENSES NOT RELATED TO BUSINESS OPERATIONS:
                                    ACCOUNTING & AUDITING FEES                          5,000
                                    LEGAL FEES                                        126,940
                                    OTHER PROF./CONSULT FEES                          332,691
                  OTHER NON-OPERATING EXPENSES (SPECIFY)                                  300
                                                                                      -------
                  TOTAL NON-OPERATING EXPENSES                                                            464,931      ----------
     NET INCOME/LOSS FOR PERIOD                                                                                        $ (779,988)
                                                                                                                       ==========

           DEBTOR IN POSSESSION OPERATING REPORT NO:  2             Page 2 of 3


2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):


CONSOLIDATED:                                        Accounts Payable      Accounts Receivable
                                                     ----------------      -------------------
            Current  Under 46 Days                      285,690.03            18,938,802.53
            Overdue   46 - 60 Days                      113,824.41             1,589,736.15
            Overdue   61 - 90 Days                       95,016.60               612,384.69
            Overdue:  91 - 150 Days                         209.03               275,755.66
            Overdue: 151 - 179 Days                              0                73,562.02
            Overdue: >=180 Days                             125.67               549,327.40
                                                        ----------            -------------
            TOTAL                                       494,865.74            22,039,568.45
                                                        ----------            -------------

3.   Statement of Status of Payments to Secured Creditors and Lessors:

                                            Frequency                                                      Post-Petition
                                         of Payments per          Amount              Next               Payments Not Made*
              Creditor/                  Contract/Lease          of Each             Payment
               Lessor                   (i.e. Mo., Qtr.)         Payment               Due               Number      Amount
              --------                  -----------------        -------             -------             ------      ------

SEE ATTACHED RIDER 3






*Explanation for Non-Payment: In accordance with bankruptcy code section 365(D)(10), during the month of August, debtor began paying the amounts due under the personal property leases for August, although not all August payments were made during this reporting period. Going forward, debtor intends to remain current on subsequent personal property lease payments pending the decision to assume or reject the personal property leases.

4.   Tax Liability:   SEE ATTACHED RIDER 4*

                      Gross Payroll Expense for Period: $15,969,923.80

                      Gross Sales for Period Subject to Sales Tax: $203,155


                                                                                                             Post-Petition
                                                                                                               Taxes Still
                                                            Date Paid       Amount Paid * (NOTE 1)                Owing
                                                           ----------       ----------------------         -------------------
         Federal Payroll and Withholding Taxes               various            $2,799,251.71              $122,831.48 (NOTE 2)

         State Payroll and Withholding Taxes (NOTE 3)        Various            $  176,271.74              $ 77,928.03 (NOTE 2)

         State Sales and Use Taxes                           8/22/01            $       8,973              $    11,120 (NOTE 2)

         Real Property Taxes                                 N/A                          N/A                           N/A

         *Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made. (NOTE 1) Returns provided regularly to UST, payments generally via ACH. Payment includes amounts due in August from July + amounts due in August from August. (NOTE 2) Payment is due in September. (NOTE 3) Includes local taxes.


5.   Insurance Coverage:

                                               Carrier/               Amount                 Policy               Premium
 SEE ATTACHED RIDER 5 AT LA01-28173-BB          Agent                   of                 Expiration          Paid Through
                                                 Name                Coverage                 Date                 Date
                                               --------              --------              ----------          ------------
Worker's Compensation

Liability

Fire and Extended Coverage

Property

Theft

Life (Beneficiary:_______________)

Vehicle

Other (Specify):
__________________________________


    DEBTOR IN POSSESSION OPERATING REPORT NO:  2                   Page 3 of 3


6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

         [ ] Yes  Explain:_____________________________________________________

         [X] No


     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

         [ ] Yes  Explain:_____________________________________________________

         [X] No


7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

CONSOLIDATED

                                         State Type of                         Total Post-
                                          Professional                        Petition Amount
   Name of Professional            (Attorney/Accountant/etc.)                     Unpaid
--------------------------         --------------------------                ----------------
KTBS                                    Bankruptcy Counsel                   $  0.00

Ackerman                                General Counsel                      $  0.00

DeBellas                                Investment Advisor                   $  0.00

Bankruptcy Management Corp              Bankruptcy Consultant                $50,000 ESTIMATE



8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (Attach separate sheet if necessary)

Effective 8/29/01, Nasdaq delisted debtor company from trading on the OTC Bulletin Board; debtor company is now trading in the pink sheets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)

Quarterly          Total                                                                    Quarterly
  Period       Disbursements       Quarterly        Date          Amount         Check      Fee Still
  Ending        for Quarter           Fee           Paid           Paid            No.        Owing
---------      -------------       ----------     -------       ----------       -----      ---------

6/30/01        $9,006,226.31       $24,250.00     7/31/01       $24,250.00                    $0.00







I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  September 14, 2001

                               /s/ Carolyn H. Noonan
                               ------------------------------------------
                                    Debtor in Possession or Trustee

              Status of Payments to Secured Creditors and Lessors

                                  FREQUENCY OF                                         POST-PETITION
                                  PAYMENTS PER       AMOUNT OF EACH    NEXT PAYMENT    PAYMENTS NOT
CREDITOR/LESSOR                  CONTRACT/LEASE         PAYMENT             DUE           MADE **                    CC     ENTITY
----------------------------------------------------------------------------------------------------------------------------------
Ableco Discount                                      (7,228,652.00)
Ableco Term Loan 'A'                Quarterly           500,000.00          7/31/2001          0              0
Ableco Term Loan 'B'                Balloon           8,549,980.58          8/15/2003          0              0
Advanta Leasing Services            Monthly                 207.76           9/1/2001        1.5         344.29      1202   GEE
American Chartered Bank             Monthly               2,870.73           9/9/2001          3       8,612.19
Bank One Leasing                    Monthly               2,394.00           9/1/2001          1       2,394.00
CIT Revolver                        Daily            17,496,455.60     Variable Daily          0              0
Citicorp Vendor Finance             Monthly                 221.00           9/1/2001        1.5         363.20      1253   GEE
Comerica Bank                       Monthly               1,021.66          9/24/2001          3       3,064.98
Copelco                             Monthly                 839.41           9/1/2001        1.5       1,861.97       170   OSIA
Copyco                              Monthly                 421.16           9/1/2001          2         842.32       170   OSIA
De Lage Landen                      Monthly                 197.09           9/1/2001        2.5         709.01      1009   GEW
De Lage Landen                      Monthly                 133.33           9/1/2001        2.5         471.71      1062   GEW
De Lage Landen                      Monthly               2,957.40           9/1/2001          2       5,914.80
Fidelity Leasing                    Monthly                 114.95           9/1/2001          2         229.90      1552   OSIA
Fleet Business Credit               Monthly                 154.53           9/1/2001        1.5         242.83      1013   GEE
Fleet Business Credit               Monthly                 151.65           9/1/2001        1.5         238.31      1028   GEE
Fleet Business Credit               Monthly                 339.74           9/1/2001        1.5         533.88      1029   GEE
Fleet Business Credit               Monthly                 108.92           9/1/2001        1.5         171.16      1055   GEE
Fleet Business Credit               Monthly                 104.54           9/1/2001        1.5         164.28      1056   GEE
Fleet Business Credit               Monthly                  70.04           9/1/2001        1.5         110.06      1087   GEE
Fleet Business Credit               Monthly                 171.48           9/1/2001        1.5         269.47      1201   GEE
Fleet Business Credit               Monthly                  94.67           9/1/2001        1.5         148.77      1202   GEE
Fleet Business Credit               Monthly                  94.67           9/1/2001        1.5         148.77      1205   GEE
Fleet Business Credit               Monthly                  85.33           9/1/2001        1.5         134.09      1220   GEE
Fleet Business Credit               Monthly                 144.93           9/1/2001        1.5         227.75      1251   GEE
Fleet Business Credit               Monthly                 239.87           9/1/2001        1.5         376.94      1252   GEE
Fleet Business Credit               Monthly                  94.66           9/1/2001        1.5         148.75      1253   GEE
Fleet Business Credit               Monthly                 117.62           9/1/2001        1.5         184.83      1254   GEE
Fleet Business Credit               Monthly                  96.70           9/1/2001        1.5         151.96      1260   GEE
Fleet Business Credit               Monthly                 356.15           9/1/2001        1.5         559.66      1276   GEE
Fleet Business Credit               Monthly                 356.15           9/1/2001        1.5         559.66      1278   GEE
Fleet Business Credit               Monthly                 356.15           9/1/2001        1.5         559.66      1282   GEE
Fleet Business Credit               Monthly                 130.91           9/1/2001        1.5         201.28      1005   GEW
Fleet Business Credit               Monthly                  68.79           9/1/2001        1.5         108.10      1006   GEW
Fleet Business Credit               Monthly                 369.64           9/1/2001        1.5         580.86      1009   GEW
Fleet Business Credit               Monthly                 181.63           9/1/2001        1.5         285.42      1010   GEW
Fleet Business Credit               Monthly                  68.79           9/1/2001        1.5         108.10      1011   GEW
Fleet Business Credit               Monthly                 212.76           9/1/2001        1.5         334.34      1012   GEW
Fleet Business Credit               Monthly                  93.16           9/1/2001        1.5         146.39      1025   GEW
Fleet Business Credit               Monthly                 105.80           9/1/2001        1.5         166.26      1026   GEW
Fleet Business Credit               Monthly                 107.28           9/1/2001        1.5         168.58      1031   GEW
Fleet Business Credit               Monthly                  93.16           9/1/2001        1.5         146.39      1036   GEW
Fleet Business Credit               Monthly                 120.07           9/1/2001        1.5         188.68      1062   GEW
Fleet Business Credit               Monthly                 123.42           9/1/2001        1.5         193.95      1064   GEW
Fleet Business Credit               Monthly                 212.83           9/1/2001        1.5         334.45      1101   GEW
Fleet Business Credit               Monthly                  86.37           9/1/2001        1.5         135.72      1110   GEW
Fleet Business Credit               Monthly                 172.94           9/1/2001        1.5         271.76      1113   GEW
Fleet Business Credit               Monthly                  86.37           9/1/2001        1.5         135.72      1114   GEW
Fleet Business Credit               Monthly                  86.17           9/1/2001        1.5         135.41      1115   GEW
Fleet Business Credit               Monthly                 167.51           9/1/2001        1.5         263.23      1125   GEW
Fleet Business Credit               Monthly                 169.20           9/1/2001        1.5         265.89      1127   GEW
Fleet Business Credit               Monthly               1,710.36           9/1/2001        1.5       2,677.58       170   OSIA
Fleet Business Credit               Monthly                  71.21           9/1/2001        1.5         111.90      1076   OSIA
Fleet Business Credit               Monthly                  70.21           9/1/2001        1.5         110.33      1077   OSIA
Fleet Business Credit               Monthly                 170.93           9/1/2001        1.5         268.60      1551   OSIA
Fleet Business Credit               Monthly                 100.97           9/1/2001        1.5         158.67      1552   OSIA
Fleet Business Credit               Monthly                 257.97           9/1/2001        1.5         405.38      1554   OSIA
Fleet Business Credit               Monthly                  70.21           9/1/2001        1.5         110.33      1555   OSIA
Fleet Business Credit               Monthly                 257.91           9/1/2001        1.5         405.29      1556   OSIA
Fleet Business Credit               Monthly                 171.18           9/1/2001        1.5         269.00      1558   OSIA
Fleet Business Credit               Monthly                 100.97           9/1/2001        1.5         158.67      1559   OSIA
Fleet Business Credit               Monthly                  70.87           9/1/2001        1.5         111.37      1560   OSIA
Fleet Business Credit               Monthly                  96.23           9/1/2001        1.5         151.22      1074   SY3
Fleet Business Credit               Monthly                 204.20           9/1/2001        1.5         320.89      1151   SY3
Fleet Business Credit               Monthly                 289.13           9/1/2001        1.5         454.35      1152   SY3
Fleet Business Credit               Monthly                 145.57           9/1/2001        1.5         228.75      1153   SY3
Fleet Business Credit               Monthly                 199.77           9/1/2001        1.5         313.92      1154   SY3
Fleet Business Credit               Monthly                  96.23           9/1/2001        1.5         151.22      1155   SY3
Fleet Business Credit               Monthly                  96.23           9/1/2001        1.5         151.22      1156   SY3
Fleet Business Credit               Monthly                  96.67           9/1/2001        1.5         151.91      1157   SY3
Fleet Business Credit               Monthly                  71.63           9/1/2001        1.5         112.56      1301   SY3
Fleet Business Credit               Monthly                  71.61           9/1/2001        1.5         112.53      1302   SY3
Fleet Business Credit               Monthly                  71.61           9/1/2001        1.5         112.53      1303   SY3
Fleet Business Credit               Monthly                  71.63           9/1/2001        1.5         112.56      1304   SY3
Fleet Leasing Corp                  Monthly                 446.84           9/1/2001        1.5         702.18      1004   GEW
Fleet Long Term Note                Balloon           5,343,262.23          8/15/2004          0              0
Ford Motor Credit                   Monthly                 488.72           9/6/2001          1         488.72
Ford Motor Credit                   Monthly                 492.14           9/5/2001          1         492.14
Ford Motor Credit                   Monthly                 506.38           9/2/2001          1         506.38
Ford Motor Credit                   Monthly                 506.38           9/2/2001          1         506.38
Ford Motor Credit                   Monthly                 506.38           9/2/2001          1         506.38
GATX Capital                        Monthly                 130.42           9/1/2001        1.5         204.95      1201   GEE
GATX Capital                        Monthly                  85.37           9/1/2001        1.5         134.15      1252   GEE
GATX Capital                        Monthly                  85.46           9/1/2001        1.5         134.29      1254   GEE
GATX Capital                        Monthly                  73.64           9/1/2001        1.5         115.72      1005   GEW
GATX Capital                        Monthly                  81.07           9/1/2001        1.5         127.40      1010   GEW
GATX Capital                        Monthly                  74.38           9/1/2001        1.5         116.88      1036   GEW
GATX Capital                        Monthly               5,199.43           9/1/2001        1.5       8,170.53       120   OSIA
GATX Capital                        Monthly               5,694.76           9/1/2001        1.5       8,949.53       170   OSIA
GATX Capital                        Monthly                  85.48           9/1/2001        1.5         170.96      1089   OSIA
GATX Capital                        Monthly                  85.36           9/1/2001        1.5         134.14      1090   OSIA
GATX Capital                        Monthly                  78.98           9/1/2001        1.5         124.11      1157   SY3
GATX Capital                        Monthly              53,352.75           9/1/2001          1      53,352.75
GE Capital                          Monthly                 165.87           9/1/2001        2.5         426.52      1055   GEE
GE Capital                          Monthly                 206.17           9/1/2001          2         390.34      1207   GEE
GE Capital                          Monthly                 242.20           9/1/2001          2         484.40      1252   GEE
GE Capital                          Monthly                 181.54           9/1/2001        2.5         432.25      1281   GEE
GE Capital                          Monthly                 117.02           9/1/2001          2         250.04      1101   GEW
GE Capital                          Monthly                 116.47           9/1/2001        1.5         182.10      1103   GEW
GE Capital                          Monthly                 421.16           9/1/2001          1         421.16       170   OSIA
GE Capital                          Monthly                 265.40           9/1/2001        1.5         391.91      1154   SY3
GE Capital                          Monthly                 182.02           9/1/2001          2         468.05      1301   SY3
GE Capital                          Monthly                 116.76           9/1/2001        2.5         288.83      1308   SY3
Hewlett Packard                     Monthly               3,968.44           9/1/2001        1.5       6,236.12       127   OSIA
Hewlett Packard                     Monthly              29,622.82           9/1/2001          1      29,622.82
Hewlett Packard                     Monthly              15,200.76           9/1/2001          1      15,200.76
IOS Capital                         Monthly                 157.13           9/1/2001        1.5         487.66      1110   GEW
IOS Capital                         Monthly                 157.13           9/1/2001        1.5         275.29      1113   GEW
IOS Capital                         Monthly                 157.13           9/1/2001        1.5         275.29      1114   GEW
IOS Capital                         Monthly                 157.13           9/1/2001        1.5         275.29      1115   GEW
Kyocera Mita America Inc            Monthly                 224.41           9/1/2001        2.5         577.05      1152   SY3
Kyocera Mita America Inc            Monthly                 233.82           9/1/2001          3         701.46      1153   SY3
Kyocera Mita America Inc            Monthly                 233.84           9/1/2001          3         701.52      1157   SY3
Lyon Financial DBA Divers           Monthly                 188.97           9/1/2001        1.5         296.95      1156   SY3

                                  FREQUENCY OF                                         POST-PETITION
                                  PAYMENTS PER       AMOUNT OF EACH    NEXT PAYMENT    PAYMENTS NOT
CREDITOR/LESSOR                  CONTRACT/LEASE         PAYMENT             DUE           MADE **                    CC     ENTITY
----------------------------------------------------------------------------------------------------------------------------------
Marlin Leasing                      Monthly                 238.50           9/1/2001          2       1,008.56      1201   GEE
Micron/Fleet Leasing                Monthly                 802.97           9/1/2001          1         802.97
Micron/Fleet Leasing                Monthly                 261.09           9/1/2001          1         261.09
Micron/Fleet Leasing                Monthly                  99.79           9/1/2001          1          99.79
Micron/Fleet Leasing                Monthly                 101.75           9/1/2001          1         101.75
Micron/Fleet Leasing                Monthly                  71.08           9/1/2001          1          71.08
Micron/Fleet Leasing                Monthly                  73.88           9/1/2001          1          73.88
Micron/Fleet Leasing                Monthly                  71.79          9/15/2001          2         143.58
Micron/Fleet Leasing                Monthly                  71.26           9/1/2001          1          71.26
Micron/Fleet Leasing                Monthly                  58.65          9/15/2001          2         117.30
Mita Financial                      Monthly                 233.82           9/1/2001          2         467.64      1074   SY3
Monroe Bank                         Monthly                 559.91          9/20/2001          1         559.91
NTFC Capital Corp                   Monthly                 118.37           9/1/2001          1         236.00      1087   GEE
Old Kent Bank                       Monthly                 856.65          9/24/2001          3       2,569.95
Panasonic Commun.                   Monthly                 184.17           9/1/2001        2.5         471.19      1207   GEE
Pitney Bowes                        Monthly                  55.18           9/1/2001          1          71.66      1260   GEE
Pitney Bowes                        Quarterly               100.50          10/1/2001          1         100.50      1005   GEW
Pitney Bowes                        Quarterly               180.31           9/1/2001          1         180.31      1700   OSIA
Pitney Bowes Credit                 Monthly                 211.23           9/1/2001        2.5         989.35       170   OSIA
Pitney Bowes Credit                 Monthly                 540.29           9/1/2001          2         771.45       170   OSIA
Pitney Bowes Credit Corp            Quarterly               196.55           9/1/2001          1         196.55      1099   GEW
Pitney Bowes Credit Corp            July - October          848.40          11/1/2001          1         848.40      1700   OSIA
Pitney Bowes Credit Corp            Quarterly               501.72          10/1/2001        1.5         541.39      1151   SY3
Pitney Bowes Credit Corp 7/20/00    Quarterly               375.58           9/1/2001          1         375.58      1152   SY3
Saxon Business Systems, Inc         Monthly                 528.36           9/1/2001          2       1,056.72       170   OSIA
Sprint North Supply Leasing         Monthly                 142.27           9/1/2001          2         284.54      1110   GEW
Sprint North Supply Leasing         Monthly                 142.26           9/1/2001          2         284.52      1146   GEW
U.S. Financial                      Monthly                 698.89          9/28/2001          3       2,096.67
United Leasing Assoc                Monthly                 155.28           9/1/2001        1.5         244.00      1028   GEE
Xerox                               Monthly                 102.65           9/1/2001        1.5         161.30      1276   GEE
                                                     -------------                                   ----------
                                                     24,811,656.08                                   189,652.80
                                                     =============                                   ==========

**       THESE AMOUNTS ARE ALSO INCLUDED IN THE ACCOUNTS PAYABLE AGING IN
         QUESTION #2

                              P/R Tax Department
                       2001 POST-PETITION TAX REPORTING

PAYROLL TAX LIABILITIES FOR PERIOD 08/1/01 THROUGH 08/31/01

                                                AUGUST 2001      AUGUST 2001        JULY 2001       TOTAL FEDERAL      FEDERAL
                               TAXABLE GROSS   FEDERAL TAXES    FEDERAL TAXES     FEDERAL TAXES      TAXES PAID      TAXES STILL
 PAYROLL ENTITIES               PAYROLL EXP         DUE        PD IN AUG 2001    PD IN AUG 2001      IN AUG 2001         OWED
 ----------------              -------------   -------------   --------------    --------------     -------------    -----------
Outsource Int'l of
   America, Inc.                2,813,891.54      496,906.05      (472,013.50)      (38,331.67)      (510,345.17)      24,892.55
Synadyne III, Inc.              3,810,231.81      754,721.07      (715,310.27)     (139,831.91)      (855,142.18)      39,410.80
Guardian Employer
   West LLC                     6,437,631.89      715,626.75      (683,079.58)     (104,421.92)      (787,501.50)      32,547.17
Guardian Employer
   East LLC                     2,908,168.56      568,946.73      (542,965.77)     (103,297.09)      (646,262.86)      25,980.96

 TOTALS  - ALL
   ENTITIES                   $15,969,923.80   $2,536,200.60   $(2,413,369.12)   $ (385,882.59)   $(2,799,251.71)   $ 122,831.48
                              ==============   =============   ==============    =============    ==============    ============

                               AUGUST 2001         AUGUST 2001           JULY 2001               TOTAL STATE              STATE
                               STATE TAXES         STATE TAXES           STATE TAXES               TAXES PD               TAXES
 PAYROLL ENTITIES                  DUE            PD IN AUG 2001       PD IN AUG 2001            IN AUG 2001           STILL OWED
 ----------------              -----------        --------------       --------------           ------------           ----------
Outsource Int'l of
   America, Inc.                  3,034.65                0.00               (31.51)                  (31.51)            3,034.65
Synadyne III, Inc.               63,433.32          (61,136.89)           (9,578.54)              (70,715.43)            2,296.43
Guardian Employer
   West LLC                      70,048.28          (49,470.84)          (17,909.24)              (67,380.08)           20,577.44
Guardian Employer
   East LLC                      48,393.81           (4,220.86)          (27,985.74)              (32,206.60)           44,172.95

 TOTALS  - ALL
   ENTITIES                    $184,910.06        $(114,828.59)         $(55,505.03)            $(170,333.62)          $70,081.47
                               ===========        ============          ===========             ============           ==========

                                                    AUGUST
                                 AUGUST           2001 LOCAL            JULY 2001          TOTAL STATE             LOCAL
                               2001 LOCAL          TAXES PD            LOCAL TAXES          TAXES PD            TAXES STILL
 PAYROLL ENTITIES               TAXES DUE         IN AUG 2001        PD IN AUG 2001        IN AUG 2001             OWED
 ----------------              ----------         -----------        --------------        -----------          -----------
Outsource Int'l of
   America, Inc.                     0.00                0.00                0.00                 0.00                0.00
Synadyne III, Inc.                   0.00                0.00                0.00                 0.00                0.00
Guardian Employer
   West LLC                      1,155.50                0.00             (844.50)             (844.50)           1,155.50
Guardian Employer
   East LLC                      7,820.82           (1,129.76)          (4,808.36)           (5,938.12)           6,691.06

 TOTALS  - ALL
   ENTITIES                     $8,976.32          $(1,129.76)         $(5,652.86)          $(6,782.62)          $7,846.56
                                =========          ==========          ==========           ==========           =========

OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 08/26/01

-----------------------------------------------------------------------------------------------------------------------------------
                                         LIMITS/                                                                         PREMIUM
   Coverage                             Deductibles             Term                  Company                            Paid to
-----------------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                    Statutory         01/01/01 - 01/01/02         Zurich                          8/31/2001
EMPLOYERS LIABILITY
Each Accident                            1,000,000
Disease - Each Employee                  1,000,000
Disease - Policy Limit                   1,000,000
Deductible                                 250,000
-----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE PROTECTION POLICY                               01/01/01 - 01/01/02         Zurich                          8/31/2001
(WC, GL, AL)
-----------------------------------------------------------------------------------------------------------------------------------
ERRORS & OMISSIONS                                         01/01/01 - 01/01/02         National Union Fire Ins         1/1/2002
Each Accident                            1,000,000
Aggregate Limit                          2,000,000
Deductible                                  50,000

-----------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                          01/01/01 - 01/01/02         Zurich                          8/31/2001
Policy Aggregate                        25,000,000
Location Aggregate                       2,000,000
Products/Completed Ops                   2,000,000
Each Occurrence                          1,000,000
Personal & Advertising Injury            1,000,000
Fire Damage - Any One Fire               1,000,000
Medical - Any One Person                    10,000
Employee Benefits (Claims Made)          1,000,000
Employee Benefits (Aggregate)            2,000,000

      Retroactive Date (1/01/99)
Deductible                                  50,000
-----------------------------------------------------------------------------------------------------------------------------------
AUTO LIABILITY                                             01/01/01 - 01/01/02         Zurich                          1/1/2002
Bodily Injury & Property Damage          1,000,000
Uninsured/Underinsured                   1,000,000
Personal Injury Protection               Statutory
Medical Payments - each person               2,000
Hired & Non-Owned Auto                   1,000,000
Deductible                                 100,000
-----------------------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE                                       01/01/01 - 01/01/02         Zurich                          1/1/2002
  Deductible-Collision                       1,000
  Deductible-Other Than Collision            1,000
-----------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                                         01/01/01 - 01/01/02         National Union Fire             1/1/2002
                                                                                       Ins Co of Pittsburgh, PA
Each Occurrence                         35,000,000
General Aggregate                       35,000,000
Products/Completed Ops                  35,000,000
Deductible                                  10,000
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY                             01/01/01 - 01/01/02         Lexington Ins                   1/1/2002
Each Insured Event                       5,000,000
Total Aggregate Policy Paid Limit       10,000,000
Deductible                                  50,000
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY-
  TAIL COVERAGE                                            Extended Reporting
                                                                 Period                Lexington Ins                   1/1/2002
Each Insured Event                       5,000,000           4/8/00-4/8/03
Total Aggregate Policy Paid Limit       10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY                      5,000,000         01/01/01 - 01/01/02         National Union Fire Ins         1/1/2002
                                                                                       Co of Pittsburgh, PA
Endorsements:
Fl Amendatory Cancellation - Non Renewal
Multiemployer Extension (Syn Sav & Inv)

Amend Discovery Clause to bilateral
election Amend notification requirement
run-off Endorsement for Synadyne
Deductible                                               10,000
----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY-TAIL COVERAGE                     5,000,000                   Extended           National Union       1/1/2002
Basic Form with following Endorsements:                                        Reporting Period      Fire Ins. of
   FL Amendatory Cancellation - Non Ren                                         4/8/00-4/8/06        Pittsburgh, PA
   Multiemployer Extension (Syn Sav & Inv)
   Option for Two Year Discovery (150%)
   Notice of Claims to Risk or Counsel
   Defense outside Limits for Addl. Prem
Deductible                                               10,000
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PROPERTY                             Per Schedule on
                                              File with carrier                   7/1/01-7/1/2002    The St. Paul         7/1/2002
----------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE IN CONDITIONS                              5,000,000                10/18/00 - 10/18/01   Essex              10/18/2001
                                                    LOSS LIMIT
----------------------------------------------------------------------------------------------------------------------------------
CRIME-FIDELITY                                                                    7/29/99-7/29/02    National Union      7/29/2002
Insured's Fidelity Coverage                           2,000,000                                      Fire Ins. Co.
Client's Fidelity Coverage                            2,000,000
Computer Fraud                                        2,000,000
Loss Inside premises/Loss Outside premises            2,000,000
Counterfeit Currency/Depositors Forgery               2,000,000
  Deductible Per Occurrence                             100,000
  Aggregate Deductible                                  300,000

----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS & OFFICERS                                 20,000,000                10/23/98-10/23/01     National Union     10/23/2001
 Deductible-SEC & Y2K                                   150,000                                      Fire Ins. Co.
 Deductible-All Other                                    75,000
----------------------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY PER EACH EVENT                       1,000,000                   3/31/01-1/1/02     Zurich               1/1/2002
aggregate                                             2,000,000
---------------------------------------------------------------------------------------------------------------------------------
BASIC LIFE AND AD&D                        Life: 2 x annual salary max $500k       8/1/01-4/1/02     UNUM Life Ins Co    8/31/2001
                                           w/out good health evidence, max
                                           $750k w/ good health evidence
                                           AD&D:2 x annual earnings max
                                           $500k or $750k if evidence of
                                           insurability for life insurance
                                           was approved
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM DISABILITY                       60% of monthly earnings, max            8/1/01-4/1/02     UNUM Life Ins Co    8/31/2001
                                           $10k monthly until age 65
                                           or disabled
----------------------------------------------------------------------------------------------------------------------------------
BUSINESS TRAVEL ACCIDENT INSURANCE         Directors, Officers, Managers 3 x       8/1/01-4/1/03     UNUM Life Ins Co     4/1/2003
                                           annual earnings max $1 m; all else
                                           1 x annual earnings max $150k
----------------------------------------------------------------------------------------------------------------------------------
CIGNA EMPLOYEE MEDICAL COVERAGE            $75,000 per person stop loss            8/1/01-4/1/02     Cigna             $5K deposit
(SELF INSURED)                             7/12/01, balance unbilled                                                 made 7/12/01,
                                                                                                                         balance
                                                                                                                         unbilled
----------------------------------------------------------------------------------------------------------------------------------
CIGNA DENTAL INSURANCE (SELF INSURED)      $1,500 per person stop loss             8/1/01-4/1/02     Cigna             $5K deposit
                                                                                                                     made 7/12/01,
                                                                                                                         balance
                                                                                                                         unbilled